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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2004, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-114466) and related Prospectus of Collegiate Funding Services, Inc. for the registration of shares of its common stock.


                         /s/ Ernst & Young LLP

June 29, 2004